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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): February 18, 1999




                               CENTEX CORPORATION
              (Exact name of registrant as specified in its charter)




          Nevada                      1-6776                      75-0778259
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)




                            2728 North Harwood Street
                               Dallas, Texas 75201
          (Address, including zip code, of principal executive offices)

               Registrant's telephone number, including area code:
                                 (214) 981-5000




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         Item 5. OTHER EVENTS.

         On October 2, 1996, the Board of Directors of Centex Corporation, a Nevada corporation (the "Company"), adopted a new stockholder rights plan to replace its Rights Agreement dated as September 17, 1986 (as heretofore amended and supplemented, the "Original Rights Agreement"). The Original Rights Agreement expired on October 1, 1996. Pursuant to the new rights plan, the Company's Board of Directors authorized and declared a dividend of one Right (a "Right") for each outstanding share of Common Stock, par value $0.25 per share, of the Company (the "Common Shares"). The dividend was paid on October 15, 1996 to the holders of record of the Common Shares at the close of business on that date. The description and terms of the Rights are set forth in a Rights Agreement dated October 2, 1996 (the "Rights Agreement") between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agent"), a copy of which was filed as an Exhibit to the Registration Statement on Form 8-A filed with the Securities and Exchange Commission on October 8, 1996.

         The Company and the Rights Agent entered into Amendment No. 1 to the Rights Agreement, dated as of February 18, 1999 ("Amendment No. 1") which amended the Rights Agreement to eliminate the requirement that "Continuing Directors" (as defined in the Rights Agreement) approve certain actions.

         Amendment No. 1 is filed herewith as Exhibit 4. The foregoing description of Amendment No. 1 is qualified by reference to such Exhibit. Certain capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Rights Agreement.

         Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

                   (c)      Exhibits
                             Item          Description

                              4.1 Amendment No. 1 to Rights Agreement dated as of February 18, 1999, between Centex Corporation and ChaseMellon Shareholder Services,
                                           L.L.C., as Rights Agent (filed as
                                           Exhibit 4.2 to the Company's
                                           Registration Statement on  Form 8-A/A
                                           (Amendment No. 1) filed on February
                                           22, 1999 and incorporated by
                                           reference herein).




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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CENTEX CORPORATION



Date: February 18, 1999                 By:  /s/ RAYMOND G. SMERGE
                                             -----------------------------------
                                             Raymond G. Smerge, Executive Vice
                                             President Chief Legal Officer and
                                             Secretary






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                                INDEX TO EXHIBITS


EXHIBIT                            DESCRIPTION
-------                            -----------
 4.1              Amendment No. 1 to Rights Agreement dated as of February 18,
                  1999, between Centex Corporation and ChaseMellon Shareholder
                  Services, L.L.C., as Rights Agent (filed as Exhibit 4.2 to the
                  Company's Registration Statement on Form 8-A/A (Amendment No.
                  1) filed on February 22, 1999 and incorporated herein by
                  reference).